Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS

INTERNATIONAL EQUITY FUND

Investor Shares: CRLVX

Institutional Shares: CRLSX

Summary Prospectus

March 1, 2025

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2025, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.74%	0.74%
Other Expenses	0.21%	0.06%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[1]	0.95%	0.80%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.84% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$97	$303	$525	$1,166
Institutional Shares	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex-USA Index (the “Index”) that are believed to have above-average market appreciation potential.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of well-established companies that are located in countries throughout the world. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures, with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in both developed markets and emerging markets and may invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund invests principally in large and medium capitalization companies, but it may also invest in small capitalization companies.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if (i) the company is organized or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenues or profits are generated outside of the U.S.; (iv) at least 50% of the company’s assets are located outside of the U.S.; or (v) based on its MSCI All Country World Ex-USA Index country classification. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Causeway Capital Management LLC (“Causeway”)

The investment objective of Causeway’s international opportunities strategy utilized for the Fund is to seek long-term growth of capital through investment primarily in equity securities of companies in both developed markets – excluding the U.S. - and emerging markets using Causeway’s proprietary asset allocation methodology to determine developed and emerging market weightings. Pursuant to the Adviser’s Catholic Responsible Investment criteria, Causeway will not invest in companies excluded by such criteria, as provided from time to time to Causeway by the Adviser. For the developed markets portion, Causeway, using fundamental research supplemented by quantitative analysis, pursues a “value” investing style, meaning that it seeks to buy stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics Causeway considers include: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Generally, Causeway views price-to-earnings ratio and yield as the most important factors to consider. For the emerging markets portion, Causeway uses a quantitative investment approach. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, competitive strength, and corporate events, and “top-down” factors relating to macroeconomics, currency, and country sector aggregate. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. Causeway uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the international opportunities strategy’s benchmark, the MSCI ACWI ex USA Index. The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. Causeway’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

Principal Global Investors, LLC (“Principal Global”)

Principal Global’s International Growth Equity strategy utilized for the Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based on those countries included in the MSCI All Country World Ex-USA Growth Index that are believed to have above-average market appreciation potential. The International Growth Equity strategy will adhere to the Fund’s commitment to Catholic Responsible Investing.

Principal Global believes that fundamentally based, bottom-up stock-selection is the most reliable and repeatable source of consistent performance over time. Principal Global recognizes that stock markets price companies semi-efficiently. Principal Global believes that identifying meaningful mispricing requires skill and a strong focus on key attributes influencing changes in the magnitude, timing and certainty of earnings and cash flows. Principal Global also recognizes that persistent behavioral biases and structural impediments to capital flows create market inefficiencies and opportunities over time. Principal Global seeks to exploit these anomalies and inefficiencies through a focused fundamental research process, and a disciplined multi-faceted approach to risk management.

In this context, fundamental change is considered by Principal Global to be the commonly misunderstood distinction between good companies and timely investment opportunities. Principal Global believes the underlying drivers of change often come from sources such as favorable product cycles, operating initiatives that range from cost cutting to expanding distribution, better capital deployment, improved corporate governance, changing industry dynamics, and regulatory changes, for example. Principal Global’s analysts are responsible for identifying the key catalysts of fundamental change, and assessing their key drivers, magnitude and durability. Principal Global classifies change catalysts as internal or external, structural or cyclical. While each category offers opportunities, Principal Global believes that the most prominent tend to be internal-structural. In other words, those within the direct control of companies, with an expected duration of two years or more.

Principal Global further recognizes that investor expectations and relative valuation are closely interrelated, reflecting the degree to which consensus expectations are underestimating or mispricing fundamental change. Once Principal Global has identified the key drivers of sustainable change, Principal Global seeks to identify a smaller subset of companies where Principal Global believes current market expectations do not fully appreciate the magnitude of that change. Having deep and specific industry knowledge allows Principal Global’s investment team to identify positive changes that Principal Global expects will improve a company’s earnings and valuation profile but are not yet appreciated by the market. Principal Global believes that there is a persistent tendency for consensus views to adjust slowly and incrementally in response to positive change, which creates expectations gaps – either in the form of underappreciated growth (earnings surprise potential) and/or underappreciated improvement (valuation expansion potential). Recognizing these underlying behavioral biases may give Principal Global the opportunity to gain an advantage in staying ahead of the market, and also to manage its own behavioral vulnerabilities.

WCM Investment Management, LLC (“WCM”)

In constructing its allocated portion of the Fund’s assets, WCM starts with simple-to-understand businesses that are believed to exhibit clean financials, low-or-no debt, high or rising returns on invested capital, relatively predictable free cash flow generation, and consistent earnings/revenue growth histories. In WCM’s analysis, WCM focuses on each company’s business model (particularly its economic “moat”), its corporate culture, its management, and lastly, its valuation (using industry- and/or name-specific valuation techniques). With a minimum time horizon of 3–5 years, the portion of the Fund’s portfolio allocated to WCM is expected to have lower than average turnover; WCM expects as much as half the turnover to be position-size management (trims and adds). The product of WCM’s philosophy and process is a focused, large-cap, quality, growth portfolio.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Value Investment Style Risk — A Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If a Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Quantitative Strategy Risk — Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares of the Fund, and Class B, Class C and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
21.07%	(23.38)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2024

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	6.38%	5.77%	6.51%
Investor Shares	6.27%	5.62%	6.36%
Fund Returns After Taxes on Distributions
Investor Shares	4.43%	N/A^	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	5.23%	N/A^	N/A^
MSCI All Country World Ex-USA Index (reflects no deduction for fees, expenses or taxes)#	6.09%	4.61%	5.31%
Custom Benchmark (reflects no deduction for fees, expenses or taxes) #,*	6.09%	4.61%	5.47%

#	Pursuant to new regulatory requirements, the Fund’s broad-based securities market index has changed from the Custom Benchmark to the MSCI All Country World ex-USA Index.

*

The Custom Benchmark is a hybrid benchmark consisting of the MSCI EAFE Index from inception through May 31, 2015, and then the MSCI ACWI ex USA Index going forward. The MSCI EAFE Index captures large and mid cap representation across 21 developed markets (excluding the US and Canada). The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 27 emerging markets countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Co-Chief Investment Officer, has managed the Fund since its inception in 2021.

Tom Digenan, CFA, Co-Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Causeway Capital Management LLC

Brian Woonhyung Cho, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Jonathan Eng, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Joe Gubler, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Harry Hartford, President, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Arjun Jayaraman, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Sarah Ketterer, Chief Executive Officer, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

MacDuff Kuhnert, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ellen Lee, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Conor Muldoon, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ryan Myers, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Steven Nguyen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Alessandro Valentini, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Principal Global Investors, LLC

Paul H. Blankenhagen, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors, LLC since 2021.

George P. Maris, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors, LLC since 2023.

WCM Investment Management, LLC

Sanjay Ayer, CFA, Portfolio Manager, Business Analyst, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Paul R. Black, Chief Executive Officer, Portfolio Manager has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Michael B. Trigg, President, Portfolio Manager, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Jon Tringale, Portfolio Manager, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2022.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of the Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments International Equity Fund	$5,000	$5,000,000

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-011-0500